_______________________________________________________________________________
_______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 1995  (May 12, 1995)
                                                 ____________________________



                             NEW PLAN REALTY TRUST
_______________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)


           Massachusetts                0-7532                13-1995781
_______________________________________________________________________________
(State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


1120 Avenue of the Americas, New York, New York                  10036
_______________________________________________________________________________
  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code (212) 869-3000
                                                           _____________

_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


_______________________________________________________________________________
_______________________________________________________________________________

Item 2.         Acquisition and Disposition of Assets

       Since the Form 8-K filed by New Plan Realty Trust (the "Trust") dated August 8, 1994, the company has made the following acquisitions on the dates indicated:


August 16, 1994    Arlington Village Apartments, Fairborn, OH
                   The property consists of 164 units on approximately 9.7 acres.
                   At the time of acquisition the property was 94% occupied.
                   The seller was: Towne Propeties.

September 1, 1994  Bennetts Mills Plaza, Jackson, NJ
                   The property consists of approximately 102,000 square feet of gross leasable area on approximately 12.5 acres with space for 28 tenants.
                   At the time of acquisition the property was 98% occupied. The principal tenants are: Food Town, Thrift Drug and Radio Shack.
                   The seller was: Northwestern Mutual Life.

October 12, 1994   Maple Village Shopping Center, Ann Arbor, MI
                   The property consists of approximately 276,000 square feet of gross leasable area on approximately 32 acres with space for 27 tenants.
                   At the time of acquisition the property was 90% occupied.
                   The principal tenants are: Kmart, Dunhams Sporting Goods and
                   Frank's Nursery.
                   The seller was: Maple Village Associates.

October 27, 1994   Cedar Plaza, Cedartown, GA
                   The property consists of approximately 83,000 square feet of gross leasable area on approximately 8.9 acres with space for 10 tenants.
                   At the time of acquisition the property was 76% occupied.
                   The principal tenant is: Kroger.
                   The seller was: CPI Properties LLC.

October 27, 1994   Sweetwater Village, Austell, GA
                   The property consists of approximately 66,000 square feet of gross leasable area on approximately 7.3 acres with space for 12 tenants.
                   At the time of acquisition the property was 99% occupied.
                   The principal tenants are: Winn Dixie and Big B Drugs.
                   The seller was: Columbia Properties Incorporated.

October 27, 1994   Cloverdale Village, Florence, AL
                   The property consists of approximately 59,000 square feet of gross leasable area on approximately 5.6 acres with space for 6 tenants.
                   At the time of acquisition the property was 100% occupied.
                   The principal tenants are: Winn Dixie and Big B Drugs.
                   The seller was: Columbia Properties Incorporated.

December 15, 1994  St. Mary's Plaza, St. Mary's, PA
                   The property consists of approximately 109,000 square feet of gross leasable area on approximately 10.9 acres with space for 17 tenants.
                   At the time of acquisition the property was 96% occupied. The principal tenants are: Bi-Lo, Thrift Drug and Fashion Bug.
                   The seller was: St. Mary's Limited Partnership.

January 10, 1995   Cedartown Shopping Center, Cedartown, GA
                   The property consists of approximately 107,000 square feet of gross leasable area on approximately 14.3 acres with space for 11 tenants.
                   At the time of acquisition the property was 96% occupied.
                   The principal tenant is: Wal-mart.
                   The seller was: Faison-Polk County Ltd Partnership.

April 25, 1995     Governour's Place Apartments, Harrisburg, PA
                   The property consists of 130 units on approximately 9 acres.
                   At the time of acquisition the property was 96% occupied.
                   The seller was: Governour's Harrisburg Assoc LP.

May 10, 1995       Saddlebrook Apartments, Lexington, KY
                   The property consists of 455 units on approximately 20 acres.
                   At the time of acquisition the property was 88% occupied.
                   The seller was: Trustees of Sentinel RE Fund.

May 12, 1995       Liberty Plaza, Randallstown, PA
                   The property consists of approximately 215,000 square feet of gross leasable area on approximately 25.9 acres with space for 35 tenants.
                   At the time of acquisition the property was 95% occupied.
                   The principal tenants are: Value Food, Marshalls and F&M
                   Drug.
                   The seller was: MLH Income Realty & Liberty Plaza
                   Associates.

May 12, 1995       York Marketplace, York, PA
                   The property consists of approximately 257,000 square feet of gross leasable area on approximately 33.8 acres with space for 18 tenants.
                   At the time of acquisition the property was 100% occupied.
                   The principal tenants are: Lowe's Home Center and Giant
                   Foods.
                   The seller was: MLH Income Realty & Liberty Plaza
                   Associates.

May 12, 1995       Haymarket Square, Des Moines, IA
                   The property consists of approximately 271,000 square feet of gross leasable area on approximately 27.7 acres with space for 25 tenants.
                   At the time of acquisition the property was 99% occupied.
                   The principal tenants are: Dahl's, Century VI, Northwest
                   Fabrics and Floyd's Sporting Goods.
                   The seller was: MLH Income Realty & Liberty Plaza
                   Associates.

May 12, 1995       Haymarket Mall, Des Moines, IA
                   The property consists of approximately 234,000 square feet of gross leasable area on approximately 21.5 acres with space for 15 tenants.
                   At the time of acquisition the property was 100% occupied.
                   The principal tenants are: Burlington Coat Factory, Best Buy and Auto King.
                   The seller was: MLH Income Realty & Liberty Plaza
                   Associates.

May 25, 1995       The Club Apartments, Birmingham, AL
                   The property consists of 299 units on approximately 23 acres.
                   At the time of acquisition the property was 96% occupied.
                   The seller was: Balboa Investment Group II.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) and (b)   Financial Statements of Businesses Acquired and Pro Forma
                   Financial Information.

       The aggregate purchase price of the 15 acquired properties (collectively, the "Properties") described in Item 2 above was approximately $105 million of which approximately $93.5 million was paid in cash and the balance was debt that was assumed by the Trust. The purchase price of the Properties, in the aggregate, represents more than 10% of the total unaudited assets of the Trust.

       Because the Properties exceed 10% of the unaudited assets of the Trust, audited statements of revenues and certain operating expenses relative to the Properties and pro forma condensed financial information reflecting the acquisition of the Properties will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this report on Form 8-K.

       (c)      Exhibits

       None.







                                  SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 1995


                                               NEW PLAN REALTY TRUST


                                               By: /s/ Michael I. Brown
                                                  _________________________
                                                   Michael I. Brown
                                                   Chief Financial Officer and
                                                      Controller